Exhibit 10.66

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

AMENDMENT NO. 1 TO

SUPPLY AGREEMENT

This AMENDMENT NO. 1 TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of February 4, 2016 by and between Nuvo Research Inc., a company incorporated under the laws of the province of Ontario, Canada (“NUVO”), having offices at 7560 Airport Road, Unit 10, Mississauga, Ontario, L4T 4H4, and Horizon Pharma Ireland Limited, a Irish limited company (“HORIZON PHARMA”), and amends that certain Supply Agreement, dated as of October 17, 2014 (the “Supply Agreement”), by and between NUVO and HORIZON PHARMA. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Supply Agreement.

AGREEMENT

1.	SECTION 2.2. Section 2.2 of the Supply Agreement is hereby amended and restated as follows:

2.2	Alternative Third-Party Manufacturer.

2.2.1

As soon as reasonably practicable following the Effective Date, NUVO shall identify, evaluate and select an organization capable of providing Manufacturing services substantially similar in nature, scope and quality to the services provided by NUVO under this Agreement, and which is reasonably acceptable to HORIZON PHARMA (the “Alternative Third-Party Manufacturer”); PROVIDED that NUVO shall […***…]. After such Alternative Third-Party Manufacturer is selected, HORIZON PHARMA[…***…]. The Alternative Third-Party Manufacturer shall not be permitted to supply more than the Alternative Supply Limit in any twelve month period. “Alternative Supply Limit” means, for one or more purchases of Product during any twelve (12) month period, the quantity of Product equal to ten percent (10%) of the sum of the total amount of Product manufactured from the Nuvo Facility during the nine

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(9) month period prior to a proposed purchase date and the amount then set forth on Horizon PHARMA’s then-current binding forecast for the three (3) month period following such proposed purchase date.

2.2.2

As of the Effective Date, NUVO is a party to the agreements set forth on Schedule 2.2, pursuant to which the Third Party counterparties to such agreements (each, an “Alternate API Manufacturer”) provide API Manufacturing services currently utilized by NUVO. Following the Effective Date, HORIZON PHARMA shall[…***…].

2.2.3

If the Alternative Third-Party Manufacturer or Alternate API Manufacturer is not approved by the Regulatory Authorities in the HORIZON PHARMA Territory, NUVO shall use reasonable efforts to select an alternative manufacturer acceptable to the applicable Regulatory Authorities as soon as reasonably practicable.

2.2.4

Following approval from the relevant Regulatory Authorities, NUVO shall use commercially reasonable efforts to enter into agreements with the Alternative Third-Party Manufacturer and Alternate API Manufacturer requiring the Alternative Third-Party Manufacturer and Alternate API Manufacturer to provide Manufacturing services on substantially the same terms as described in this Agreement upon reasonable notice to such Alternative Third-Party Manufacturer or Alternate API Manufacturer by NUVO; provided, however, that NUVO shall not be required to enter into any such agreement to the extent such services are provided for in an agreement set forth on Schedule 2.2; and further provided […***…]. Notwithstanding any other provision, the agreement with the Alternative Third-Party Manufacturer shall include language: […***…]

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[…***…]. Notwithstanding anything to the contrary herein[…***…]. The preceding limitation shall not apply in the case of any (a) gross negligence or willful misconduct by NUVO or (b) the supply of Supplied Product by such Alternative Third-Party Manufacturer due to NUVO’s uncured material breach of this Agreement. In connection with the negotiation of any agreement with an Alternative Third-Party Manufacturer or Alternate API Manufacturer, NUVO shall at all times keep HORIZON PHARMA of apprised of the status of all such negotiations and any and all terms that NUVO and the potential Alternative Third-Party Manufacturer or Alternate API Manufacturer are discussing and shall provide HORIZON PHARMA with a copy of any such agreement prior to the execution thereof. To the extent any agreement with an Alternative Third-Party Manufacturer or Alternate API Manufacture requires NUVO to purchase a minimum quantity of Supplied Product or API to permit the Alternative Third-Party Manufacturer or Alternate API Manufacturer to maintain its approvals with a relevant Regulatory Authority, NUVO shall purchase such quantity of Supplied Product or API from such Alternative Third-Party Manufacturer or Alternate API Manufacturer and may supply such Supplied Product or API to HORIZON PHARMA hereunder; provided, however, that if the

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cost of obtaining such Supplied Product or API from the Alternative Third-Party Manufacturer or Alternate API Manufacturer, for purposes of maintaining qualification with a relevant Regulatory Authority is greater than the cost for NUVO to otherwise obtain or Manufacture such Supplied Product or API in accordance with the terms of this Agreement, HORIZON PHARMA will reimburse NUVO for any such excess cost; further provided, that […***…].

2.2.5

HORIZON PHARMA shall reimburse NUVO […***…] in connection with the performance of its obligations under this Section 2.2; provided that such costs and expenses shall be consistent with a budget to be agreed upon by the Parties prior to NUVO’s commencement of activities under this Section 2.2.

2.2.6

Notwithstanding anything to the contrary herein, no provisions in this Agreement related to Alternative Supply Limit shall apply to, or prohibit HORIZON PHARMA from purchasing, any quantities of product from an Alternative Third-Party Manufacturer or Alternate API Manufacturer where NUVO is unable to supply product to HORIZON PHARMA for a period of […***…] or more due to a continuing quality issue, manufacturing issue, or Force Majeure event. In such case, HORIZON PHARMA may purchase product equal to the difference between HORIZON PHARMA’s forecast and the amount of acceptable product supplied by NUVO and such quantities shall not be subject to any Alternative Supply Limit for so long as NUVO is unable to supply.

2.	SECTION 11.1. Section 11.1 of the Supply Agreement is hereby amended and restated as follows:

11.1

Term. The term of this Agreement will commence as of the Effective Date and, unless earlier terminated in accordance with this Section 11, will expire on December 31, 2029 (the “Initial Term”), and unless HORIZON PHARMA provides notice to NUVO of its desire not to renew for an additional term at least ninety (90) days before the expiration of the Initial Term or any then-current renewal term, this Agreement shall automatically renew for successive additional two (2) year terms thereafter (each such renewal term, together with the Initial Term, the “Term”).

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3.         SCHEDULE 5. Schedule 5 is hereby amended and replaced with Exhibit A which is attached to this Amendment.

4.        EFFECT OF THIS AMENDMENT. Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Supply Agreement or any rights or obligations of any party under or in respect of the Supply Agreement. Except as modified by this Amendment, the Supply Agreement shall continue in full force and effect. Upon the execution of this Amendment by each of the parties hereto, each reference in the Supply Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Supply Agreement shall mean and be a reference to the Supply Agreement as amended by this Amendment, and a reference to the Supply Agreement in any other instrument or document shall be deemed a reference to the Supply Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Supply Agreement, as amended by this Amendment.

5.         GENERAL. This Amendment may be executed in multiple counterparts, each of which may be delivered via facsimile or other electronic means, which taken together shall constitute the original agreement.

IN WITNESS WHEREOF, the Parties have executed this AMENDMENT to the SUPPLY AGREEMENT by their respective authorized representatives as of the date first written above.

HORIZON PHARMA IRELAND LIMITED		NUVO RESEARCH INC.

By:	/s/ David G. Kelly	By:	/s/ Stephen Lemieux
Name:	David G. Kelly	Name:	Stephen Lemieux
Title:	Director	Title:	VP & CFO

EXHIBIT A

TRANSFER PRICES

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